EXHIBIT 10.37

                                      NOTE
Lexington, North Carolina
April 30, 2000

$110,000

     FOR VALUE RECEIVED,  the undersigned  promises to pay to the order of Ernst
B. Kemm, on the thirteenth month from all current dates, the balance of the principal outstanding of up to the sum of One Hundred and Ten Thousand Dollars, ($110,000). with interest from date at the the rate of 1 1/2% above prime (prime as used in this note shall be the prime as established by Lexington State Bank). Interest shall be payable monthly beginning June 1, 2000.

     This note shall be secured by a pledge of the inventory and machinery and equipment of Wellington Hall, Limited (subject to a prior pledge of the machinery and equipment to the Lexington State Bank and subject to and subordinate to any loans made by Wellington Hall, Limited, with liens on the inventory, equipment, and machinery pledged by the undersigned to any outside lender.)

     Upon default in the performance of any provision of this note, the holder may elect to declare that all of the unpaid principal and all accrued interest thereon to become due and collectible on the last day of the thirteen month from the date of notice.

     The makers, sureties, endorsers, or guarantors of this note and all others that may become liable for all or any part thereof, jointly and severally:

          (1) Waive presentment for payment, demand, protest, notice or protest and notice of dishonor:

          (2) Agree that their respective liabilities shall not be diminished or affected by any extension of time for payment of all or any part of the principal or interest hereof or for the performance of any obligation under this note, or by any change by way of release, surrender or substitution of any collateral securing this note.

          (3) Waive any notice of consent with reference to any of the foregoing.

     Signed  and sealed at  Lexington,  North  Carolina,  this 30th day of April
2000.

WELLINGTON HALL, LIMITED


ATTEST:                                 BY_______________________
                                                President

_____________________________
               Secretary